SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                               September 19, 1997



                          Treasury International, Inc.
             (Exact name of registrant as specified in its charter)




              Delaware              0-28514            98-0160284
   (State of Incorporation) (Commission File Number)  (IRS Employer
                                                       Identification No.)




                               1183 Finch Avenue W
                         Downsview, Ontario, Canada M3J 2G2
        (Address of principal executive offices) (Zip Code)



                                (416) 663-0668
                         (Registrant's telephone number)


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Item 2.         Acquisition or Disposition of Assets.


      On September 19, 1997, Treasury International, Inc. (the "Company") entered into an Agreement (the "Agreement") with James Hal, Silver 925, Inc. ("Silver") and each of Moche Bendayan, Salomon Bendayan and Edward Kozial (the "Purchasers"), pursuant to which the Company resold to the Purchasers all of the outstanding shares of Silver's common stock (the "Silver Shares").

           In consideration for the repurchase of the Silver Shares and in settlement of all obligations of the Company and James Hal under the terms of that certain Agreement dated as of June 18, 1996, as amended as of February 25, 1997, the Company issued to the Purchasers an aggregate of 752,500 shares of the Company's common stock.

Item 7.         Financial Statements and Exhibits.

      Exhibits

     2. Agreement dated as of September 19, 1997 by and among Treasury International, Inc., James Hal, Silver 925, Inc., Moche Bendayan, Salomon Bendayan and Edward Kozial.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  September 20, 1997    TREASURY INTERNATIONAL, INC.



                                 By: /s/

                                    James Hal
                               President and Chief  Executive Officer

                                AGREEMENT

      THIS AGREEMENT dated as of September 19, 1997 is made by and among TREASURY INTERNATIONAL, INC., a Delaware corporation ("Treasury"), JAMES HAL, an individual ("Hal"), SILVER 925, INC., a Florida corporation ("Silver"), and each of MOCHE BENDAYAN, SALOMON BENDAYAN and EDWARD KOZIAL (each of such individuals being hereinafter referred to as a "Purchaser" and collectively as the "Purchasers").

      WHEREAS, the parties hereto entered into an Agreement dated as of June 18, 1996 which was subsequently amended pursuant to an Amendment to Agreement dated as of February 25, 1997 (as amended, the "Silver Purchase Agreement"), pursuant to which Treasury purchased from the Purchasers 70.77 shares of the common stock of Silver (the "Shares"), representing all of the issued and outstanding capital stock of Silver, for a total consideration of $2,000,000 payable in five annual installments of $400,000 consisting of cash and common stock of Treasury (the transactions contemplated by the Silver Purchase Agreement are hereinafter referred to as the "Silver Acquisition");

     WHEREAS, to secure the payment of the consideration for the Silver Acquisition, Treasury has pledged the Shares to the Purchasers;

      WHEREAS, as of the date hereof Treasury has paid to Silver an aggregate of $40,000 and delivered to the Purchasers an aggregate of 525,000 shares of common stock of Treasury pursuant to the Silver Purchase Agreement to the Purchasers in the following amounts: 236,250 to Moche Bendayan; 236,250 to Salomon Bendayan; and 52,500 to Edward Kozial;

      WHEREAS, Silver is currently indebted to Republic National Bank ("RNB") in the principal amount of $1,346,221.00 pursuant to a Letter Agreement and related documents dated as of May 17, 1996, as amended, and Treasury and Hal have each guaranteed the outstanding indebtedness of Silver to RNB pursuant to two Guaranty agreements dated as of May 17, 1997 (the "Guaranty Agreements", and collectively with the foregoing documents, the "RNB Loan Documents");

      WHEREAS, Silver, Moche Bendayan and Salomon Bendayan are, simultaneously with the execution of this Agreement, entering into a Settlement Agreement with RNB (the "Settlement Agreement") pursuant to which the obligations to RNB under the RNB Loan Documents will be satisfied under the terms of the Settlement Agreement; and

      WHEREAS, Treasury, in conjunction with the execution of the Settlement Agreement, wishes to resell to the Purchasers and the Purchasers desire to repurchase from Treasury the Shares and the parties have reached agreement on other matters as set forth in this Agreement;

      NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement, and for other good and valuable consideration, the

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receipt and  sufficiency of which are hereby  acknowledged,  the parties hereto, intending to be legally bound, agree as follows:

      1. Repurchase of Shares. (a) Subject to the terms and conditions of this Agreement, Treasury hereby sells, transfers and assigns to each Purchaser, and shall cause to be delivered and hereafter authorizes the holder of such Shares to deliver, to each Purchaser certificates representing the number of Shares set forth below opposite each Purchaser's name, the Shares being sold "as is" without any representation, warranty or covenant as to title or ownership:

                Moche Bendayan     45 Shares
                Edward Kozial      20.77 Shares
                Salomon Bendayan    5 Shares

           (b) The Purchasers shall sign all documents and perform all other acts necessary or advisable to effectuate the aforementioned repurchase of Shares.

      2. Consideration. In consideration for the repurchase of the Shares and in lieu of any further consideration payable by Treasury to the Purchasers under the Silver Purchase Agreement, Treasury hereby sells, transfers and assigns to each Purchaser below, and hereby delivers to each such Purchaser certificates representing, the number of shares of common stock of Treasury set forth below opposite each Purchaser's name (such shares, together with the 525,000 shares of Treasury's common stock heretofore issued pursuant to the terms of the Silver Purchase Agreement, are hereinafter referred to as the "Treasury Shares"):

                Moche Bendayan      113,750 Treasury Shares
                Salomon Bendayan    113,750 Treasury Shares

      3.   Registration.

           (a) Piggyback Registration. If Treasury at any time commencing from the date hereof until December 31, 2000 proposes to register any of its common stock under the Securities Act of 1933, as amended (the "Securities Act"), Treasury shall, or, if applicable, shall request that the underwriter of such underwritten offering, include the Treasury Shares in such registration. The registration statement shall be effective for 60 days only. If such underwriter agrees to include any of the Treasury Shares in the underwritten offering, Treasury shall give prompt written notice to the Purchasers of its intention to effect such registration and of the Purchasers' rights under such proposed registration, and upon the written request of any Purchaser delivered to Treasury within fifteen (15) days after giving such notice (which request shall specify the Treasury Shares intended to be disposed of by such Purchaser), Treasury shall include such Treasury Shares held by the Purchasers in such registration; provided, however, that:

                (i) If, at any time after giving such written notice of Treasury's intention to register any of the Treasury Shares and prior to the effective date of the registration statement filed in connection with such registration, Treasury shall determine for any reason not to register or to delay the registration of such the shares to be so registered, including the Treasury Shares, in its sole discretion, Treasury shall give written notice of such determination to the Purchasers and thereupon shall be relieved of its obligation to register any such shares (but not from its obligation to register the Treasury Shares in a subsequent registration) and, in the case of a determination to delay a registration, shall thereupon be permitted to delay registering any Treasury Shares for the same period as the delay with respect to securities being registered for Treasury's own account.

                (ii) If the underwriter in such underwritten offering shall advise Treasury that it declines to include a portion or all of the Treasury Shares requested to be registered by the Purchasers, then all or a specified portion of the Treasury Shares shall be excluded from such registration statement (in case of an exclusion as to a portion of such Treasury Shares, such portion to be allocated among the Purchasers in proportion to the respective numbers of Treasury Shares requested to be registered by each such Purchaser). In such event Treasury shall give the Purchasers prompt written notice of the number of Treasury Shares excluded. The Purchasers shall execute and/or deliver such documents in connection with such registration as Treasury or the underwriter may reasonably request. Such registration may contain such other terms and conditions which are usual and customary under the circumstances.

                (iii)The foregoing right shall terminate upon the effectiveness of a registration statement or statements covering all of the Treasury Shares.

           (b) Demand Registration.In the event that the Purchasers have not been afforded the opportunity to dispose of their Treasury Shares pursuant to
Section 3(a) above prior to December 15, 1998, then, provided that Treasury meets all of the criteria for filing a registration statement on Form S-3, upon the written request of all of the Purchasers, Treasury shall, on one occasion, effect the registration of the Treasury Shares as soon as practicable, but no later than 60 days after receipt of the written request from all of the Purchasers; provided, however, that such period may be extended or delayed by Treasury for one period of up to 120 days if Treasury is advised by counsel at the time such registration is required to be filed that a delay is in the best interests of Treasury. Such registration may contain such other terms and conditions which are usual and customary under the circumstances. In the event that any Purchaser, after being given the opportunity to register his Treasury Shares pursuant to this Section 3(b), chooses not to so register his Treasury Shares, Treasury shall have no further obligation under Section 3(b) to the Purchasers.

           (c) Registration Expenses. The Company shall pay (i) all expenses incurred in any registration of the Purchasers' Treasury Shares under this Agreement, including, without limitation, printing expenses, fees and disbursements of counsel for Treasury (but not any counsel retained by the Purchasers), expenses of any audits to which Treasury shall agree or which shall be necessary to comply with governmental requirements in connection with any such registration, and expenses of complying with the securities or blue sky laws of any applicable jurisdictions, and (ii) all reasonable registration and filing fees for the Purchasers' Treasury Shares under Federal and state securities laws, any stock transfer taxes incurred with respect to the Treasury Shares sold in the registration, and the fees and expenses of counsel.

      4.   Conditional Releases.

           (a) Purchasers' Conditional Release and Conditional Discharge of Treasury and Hal. Subject to and conditioned upon the fulfillment of either (i) the release of Treasury and Hal from RNB in respect of any Claims (as defined below) which RNB may have against Treasury and/or Hal in connection with the RNB Loan Documents, or (ii) full performance by or on behalf of Silver of the terms of the Settlement Agreement, each Purchaser hereby releases and discharges Treasury, James Hal, their affiliates, subsidiaries, predecessors, assigns, successors in interest, directors, officers, employees, agents and any representative, assignee, beneficiary, heir, executor or administrator of any of them (collectively, the "Treasury Releasees"), as applicable, from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever, in law or equity, and any and all further performance (collectively, the "Claims"), which any Purchaser, any Purchaser's successors or assigns ever had, now have or hereafter can, shall or may have, for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the date of this release other than under this Agreement, including but not limited to the following (each dated February 25, 1997 unless otherwise indicated)(collectively, the "Silver Documents"):

                (i)  The Silver Purchase Agreement;

                (ii) The  Security  Agreement  between Treasury  and
                     the Purchasers, granting the Purchasers a first lien on the Shares;

                (iii)The  letter  of  Treasury  to  the  Purchasers
                     acknowledging receipt of certain loan documents in connection with the RNB Loan Documents and assuming the risk of default thereunder;

                (iv) The    Indemnification    Agreement    between
                     Treasury,  Hal,  Salomon Bendayan  and   Moche
                     Bendayan, regarding the Guaranty Agreements;

                (v) The Employment Agreement between Silver and Moche Bendayan, accepted by Treasury as to
                     Section 3.3 thereof;

                (vi) The   Non-Qualified   Stock  Option  Agreement
                     between Treasury and Moche Bendayan; and

                (vii)The  Irrevocable  Instructions  of Treasury to
                     Intercontinental Registrar & Transfer  Agency,
                     Inc.

           (b) Treasury's and Hal's Conditional Release and Conditional Discharge of the Purchasers. Subject to and conditioned upon the fulfillment of either (i) the release of Treasury and Hal from RNB in respect of any Claims which RNB may have against Treasury and/or Hal in connection with the RNB Loan Documents, or (ii) full performance by or on behalf of Silver of the terms of the Settlement Agreement, each of Treasury and James Hal hereby releases and discharges each of the Purchasers, their affiliates, subsidiaries, predecessors, assigns, successors in interest, directors, officers, employees, agents and any representative, assignee, beneficiary, heir, executor or administrator of any of them (collectively, the "Purchaser Releasees"), as applicable, from all Claims, which either Treasury or James Hal, any of their successors or assigns ever had, now have or hereafter can, shall or may have, for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the date of this release, including claims under the Silver Documents.

      5.Resignation of Hal as Director and Officer of Silver. Hal hereby resigns as director and officer of Silver, effective immediately.

      6. Notification of Intercontinental Registrar & Transfer Agency, Inc. Each of the Purchasers shall sign all documents and perform all other acts necessary to advise the aforementioned transfer agent that the irrevocable instructions received by the transfer agent pursuant to the Silver Acquisition are immediately revoked and to issue new instructions consistent with the terms and conditions set forth in this Agreement.

     7. Representations, Warranties and Covenants of Treasury and Hal. Each of Treasury and Hal represents and warrants to, and agrees with, the Purchasers as follows:

           (a) Treasury is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted.

           (b) All corporate action on the part of Treasury and other action on the part of Hal necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of Treasury and Hal hereunder have been taken, and this Agreement constitutes a valid and legally binding obligation of Treasury and Hal enforceable in accordance with its terms.

           (c) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby do not and will not conflict with or result in a breach by Treasury or Hal, as applicable, of any of the terms or provisions of, or constitute a default under, the Certificate of Incorporation or By-Laws of Treasury, or any indenture, mortgage, deed of trust or other material instrument to which Treasury or Hal is a party or by which Treasury, Hal or any of their properties or assets are bound, or any applicable decree, judgment or order of any court, federal or state regulatory body, administrative agency or other governmental body having jurisdiction over Treasury or Hal or any of their properties or assets.

     8. Representations, Warranties and Covenants of the Purchasers. Each of the Purchasers represents and warrants to, and agrees with, Treasury and Hal as follows:

           (a) All action on the part of each of the Purchasers necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of each of the Purchasers hereunder has been taken, and this Agreement constitutes a valid and legally binding obligation of each of the Purchasers enforceable against each of them in accordance with its terms.

           (b) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby do not and will not conflict with or result in a breach by any of the Purchasers of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other material instrument to which any of the Purchasers is a party or by which any of the Purchasers is bound, or any applicable decree, judgment or order of any court, federal or state regulatory body, administrative agency or other governmental body having jurisdiction over any of the Purchasers or any of their properties or assets.

           (c) Each Purchaser acknowledges that the Treasury Shares have not been registered under the Securities Act or under the securities laws of certain states and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless the securities are subsequently registered under the Securities Act and under the applicable securities laws of such states or unless an exemption from such registration, whether pursuant to Rule 144 under the Securities Act or otherwise, is available in the opinion of counsel for the holder, which counsel and opinion are reasonably satisfactory to counsel for Treasury. Each Purchaser is acquiring and will be acquiring the Treasury Shares for such Purchaser's own account, for investment and not with a view to resale or distribution except in compliance with the Securities Act. Each Purchaser hereby agrees that the following legends shall be inscribed on all certificates representing the Treasury Shares:

      "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS AND CANNOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR APPLICABLE STATES SECURITIES ACT WHICH, IN THE OPINION OF COUNSEL FOR THE HOLDER, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO COUNSEL FOR TREASURY, IS AVAILABLE."

      9. Further Assurances. Subject to the terms of this Agreement, each of the parties hereto will use all reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable, under applicable laws and regulations or otherwise, to fulfill its or his obligations under this Agreement and to consummate the transactions contemplated by this Agreement.

      10. Notices. Any notice under this Agreement shall be in writing and shall be given by sending the same by prepaid post (first class or airmail), facsimile, express courier or by hand delivery to the following addresses (or to such other address as a party may instruct by proper notice given under this Agreement). Notices sent by post shall be deemed given three (3) days after dispatch; notices sent by facsimile shall be deemed given upon confirmation of transmission; notices sent by express courier shall be deemed given one (1) day after dispatch; and notices sent by hand delivery shall be deemed given upon actual receipt.

           To Treasury and/or Hal:

                Treasury International, Inc.
                1183 Finch Avenue West
                North York, Ontario M3J 2G2
                Attn:  President
                Facsimile:  416-663-5509

           With a copy to:

                Piper & Marbury L.L.P.
                1251 Avenue of the Americas
                New York, New York 10020-1104
                Attn: Paul J. Pollock, Esq.
                Facsimile: 212-835-6001

           To Silver and/or Salomon Bendayan and Moche Bendayan:

                6905 Talavera Street
                Coral Gables, FL 33146
                Facsimile:  (305) 666-7299

           With a copy to:

                Delgado, Befeler, Starkman & Magolnick, P.A.
                NationsBank Tower
                100 Southeast 2nd Street, 37th Floor
                Miami, Florida  33131
                Attn:  George Befeler, Esq.
                Facsimile:  305-379-4404

           To Kozial

                _________________________
                _________________________


           11. Miscellaneous. This Agreement (a) shall be subject to and interpreted in accordance with the laws of the State of Delaware applicable to contracts made and to be wholly performed within that State (without reference to its conflict of laws rules), (b) may be amended only in writing signed by the parties, (c) expresses the entire agreement of the parties with respect to its subject matter, and (d) shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. Any dispute between the parties arising out of this Agreement shall be resolved exclusively in the courts of the State of Florida and any legal proceedings commenced hereunder shall be brought in the courts of Dade County, Florida. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same Agreement, and facsimile signatures shall be deemed to be original signatures for execution purposes.

                            [Signature page follows]

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                               TREASURY INTERNATIONAL, INC.


                               By:   /s/ James Hal
                                    Name:  James Hal
                                    Title: President


                                     /s/ James Hal
                                    JAMES HAL


                               SILVER 925, INC.


                               By:  /s/ Salomon Bendayan
                                    Name:  Salomon Bendayan
                                    Title: President


                                    /s/ Moche Bendayan
                                    MOCHE BENDAYAN


                                    /s/ Edward Kozial
                                    EDWARD KOZIAL


                                    /s/ Salomon Bendayan
                                    SALOMON BENDAYAN